Exbhibit 99.3
ManpowerGroup
Restated Operating Unit Results
(In millions)

On a consolidated basis, the French business tax is reported in provision for income taxes, in accordance with the current accounting guidance on income taxes. Prior to the second quarter of 2013, we internally reviewed the financial results of our French operations including the French business tax within Operating Unit Profit ("OUP") given the operational nature of these taxes. While we continue to view this tax as operational, during the second quarter of 2013 we changed our internal reporting to exclude the French business tax from the OUP of our France reportable segment. Therefore our France reportable segment OUP now excludes the business tax and we no longer need to show the business tax amount separately to reconcile to the consolidated results. All previously reported segment results have been restated to conform to the current year presentation. This change in segment reporting has no impact on our reporting of consolidated results.

	Three Months Ended March 31
			% Variance
			Amount	Constant
	2013	2012	Reported	Currency
	(Unaudited)
Revenues from Services:
Americas:
United States	$706.1	$735.8	-4.0%	-4.0%
Other Americas	386.9	402.5	-3.9%	-1.4%
	1,093.0	1,138.3	-4.0%	-3.1%
Southern Europe:
France	1,145.2	1,291.8	-11.3%	-11.8%
Italy	257.9	267.5	-3.6%	-4.1%
Other Southern Europe	193.4	195.2	-0.9%	-1.9%
	1,596.5	1,754.5	-9.0%	-9.6%
Northern Europe	1,370.3	1,444.0	-5.1%	-5.6%
APME	632.5	680.0	-7.0%	-1.4%
Right Management	76.6	79.6	-3.8%	-2.5%
	$4,768.9	$5,096.4	-6.4%	-5.8%
Operating Unit Profit:
Americas:
United States	$7.4	$6.9	7.9%	7.9%
Other Americas	8.7	15.3	-43.1%	-43.6%
	16.1	22.2	-27.4%	-27.7%
Southern Europe:
France	29.7	22.9	30.3%	30.8%
Italy	11.7	14.5	-19.5%	-19.9%
Other Southern Europe	2.3	3.5	-33.8%	-35.4%
	43.7	40.9	7.1%	7.2%
Northern Europe	10.6	43.9	-75.8%	-75.6%
APME	14.8	19.6	-25.2%	-19.4%
Right Management	2.0	2.5	-18.4%	-7.5%
	87.2	129.1
Corporate expenses	(24.4)	(26.3)
Intangible asset amortization expense	(8.4)	(9.0)
Operating profit	54.4	93.8	-42.0%	-40.5%
Interest and other expenses	(11.5)	(11.8)
Earnings before income taxes	$42.9	$82.0

	Three Months Ended March 31				Three Months Ended June 30
			% Variance				% Variance
			Amount	Constant			Amount	Constant
	2012	2011	Reported	Currency	2012	2011	Reported	Currency
	(Unaudited)				(Unaudited)
Revenues from Services:
Americas:
United States	$735.8	$750.9	-2.0%	-2.0%	$763.2	$791.6	-3.6%	-3.6%
Other Americas	402.5	361.8	11.3%	16.1%	389.2	379.4	2.6%	12.0%
	1,138.3	1,112.7	2.3%	3.9%	1,152.4	1,171.0	-1.6%	1.4%
Southern Europe:
France	1,291.8	1,353.8	-4.6%	-0.4%	1,427.6	1,644.0	-13.2%	-2.5%
Italy	267.5	284.6	-6.0%	-1.9%	274.0	344.9	-20.6%	-10.8%
Other Southern Europe	195.2	180.0	8.5%	13.7%	190.1	193.7	-1.9%	9.8%
	1,754.5	1,818.4	-3.5%	0.7%	1,891.7	2,182.6	-13.3%	-2.7%
Northern Europe	1,444.0	1,456.6	-0.9%	2.6%	1,415.8	1,566.3	-9.6%	-1.2%
APME	680.0	602.9	12.8%	9.8%	662.9	662.8	0.0%	1.8%
Right Management	79.6	81.8	-2.6%	-2.0%	83.9	84.6	-0.9%	2.9%
	$5,096.4	$5,072.4	0.5%	3.0%	$5,206.7	$5,667.3	-8.1%	-0.8%
Operating Unit Profit (Loss):
Americas:
United States	$6.9	$8.7	-20.8%	-20.8%	$7.7	$27.2	-71.6%	-71.6%
Other Americas	15.3	12.8	19.7%	26.2%	10.5	12.3	-15.0%	-8.3%
	22.2	21.5	3.4%	7.2%	18.2	39.5	-54.0%	-51.9%
Southern Europe:
France	22.9	28.9	-21.0%	-17.1%	34.6	48.3	-28.1%	-19.1%
Italy	14.5	12.9	12.7%	18.0%	12.6	22.4	-43.6%	-36.6%
Other Southern Europe	3.5	2.2	56.0%	64.9%	3.0	2.7	12.8%	26.3%
	40.9	44.0	-7.2%	-2.7%	50.2	73.4	-31.3%	-22.8%
Northern Europe	43.9	41.9	4.8%	8.3%	39.2	56.1	-30.2%	-23.9%
APME	19.6	16.5	18.5%	16.1%	21.8	18.9	16.0%	17.6%
Right Management	2.5	3.3	-24.6%	-24.5%	(2.9)	2.8	N/A	N/A
	129.1	127.2			126.5	190.7
Corporate expenses	(26.3)	(32.0)			(22.9)	(30.5)
Intangible asset amortization expense	(9.0)	(9.6)			(9.2)	(9.4)
Operating profit	93.8	85.6	9.5%	13.9%	94.4	150.8	-37.3%	-30.5%
Interest and other expenses	(11.8)	(11.1)			(11.3)	(11.8)
Earnings before income taxes	$82.0	$74.5			$83.1	$139.0

					Six Months Ended June 30
							% Variance
							Amount	Constant
					2012	2011	Reported	Currency
					(Unaudited)
Revenues from Services:
Americas:
United States					$1,499.0	$1,542.5	-2.8%	-2.8%
Other Americas					791.7	741.2	6.8%	14.0%
					2,290.7	2,283.7	0.3%	2.6%
Southern Europe:
France					2,719.4	2,997.8	-9.3%	-1.6%
Italy					541.5	629.5	-14.0%	-6.8%
Other Southern Europe					385.3	373.7	3.1%	11.7%
					3,646.2	4,001.0	-8.9%	-1.2%
Northern Europe					2,859.8	3,022.9	-5.4%	0.6%
APME					1,342.9	1,265.7	6.1%	5.6%
Right Management					163.5	166.4	-1.8%	0.5%
					$10,303.1	$10,739.7	-4.1%	1.0%
Operating Unit Profit (Loss):
Americas:
United States					$14.6	$35.9	-59.3%	-59.3%
Other Americas					25.8	25.1	2.7%	9.3%
					40.4	61.0	-33.8%	-31.1%
Southern Europe:
France					57.5	77.2	-25.4%	-18.3%
Italy					27.1	35.3	-23.1%	-16.7%
Other Southern Europe					6.5	4.9	32.6%	44.0%
					91.1	117.4	-22.3%	-15.3%
Northern Europe					83.1	98.0	-15.3%	-10.1%
APME					41.4	35.4	17.2%	16.9%
Right Management					(0.4)	6.1	N/A	N/A
					255.6	317.9
Corporate expenses					(49.2)	(62.5)
Intangible asset amortization expense					(18.2)	(19.0)
Operating profit					188.2	236.4	-20.4%	-14.4%
Interest and other expenses					(23.1)	(22.9)
Earnings before income taxes					$165.1	$213.5

	Three Months Ended September 30				Three Months Ended December 31
			% Variance				% Variance
			Amount	Constant			Amount	Constant
	2012	2011	Reported	Currency	2012	2011	Reported	Currency
	(Unaudited)				(Unaudited)
Revenues from Services:
Americas:
United States	$760.8	$828.9	-8.2%	-8.2%	$750.7	$765.9	-2.0%	-2.0%
Other Americas	388.3	381.1	1.9%	8.1%	405.4	389.8	4.0%	4.1%
	1,149.1	1,210.0	-5.0%	-3.1%	1,156.1	1,155.7	0.0%	0.1%
Southern Europe:
France	1,392.0	1,670.3	-16.7%	-5.7%	1,314.2	1,511.0	-13.0%	-9.5%
Italy	246.8	321.0	-23.1%	-13.3%	268.5	305.3	-12.0%	-8.5%
Other Southern Europe	189.2	206.9	-8.5%	2.8%	194.0	196.3	-1.2%	2.2%
	1,828.0	2,198.2	-16.8%	-6.0%	1,776.7	2,012.6	-11.7%	-8.2%
Northern Europe	1,426.9	1,595.6	-10.6%	-3.5%	1,487.2	1,540.9	-3.5%	-2.8%
APME	688.2	701.0	-1.8%	0.2%	697.7	695.0	0.4%	1.4%
Right Management	80.1	77.5	3.4%	6.4%	84.9	79.8	6.3%	6.5%
	$5,172.3	$5,782.3	-10.5%	-3.8%	$5,202.6	$5,484.0	-5.1%	-3.5%
Operating Unit Profit (Loss):
Americas:
United States	$24.5	$32.1	-23.7%	-23.7%	$21.7	$26.1	-16.9%	-16.9%
Other Americas	10.9	10.6	3.3%	6.1%	13.9	12.1	13.9%	11.1%
	35.4	42.7	-17.1%	-16.4%	35.6	38.2	-7.1%	-7.9%
Southern Europe:
France	36.4	50.4	-27.9%	-18.0%	35.7	41.8	-14.4%	-10.6%
Italy	9.4	19.1	-51.0%	-45.0%	8.9	19.7	-54.9%	-52.0%
Other Southern Europe	2.2	3.0	-28.5%	-20.0%	1.4	2.9	-50.1%	-49.1%
	48.0	72.5	-34.0%	-25.2%	46.0	64.4	-28.4%	-25.0%
Northern Europe	42.5	62.8	-32.3%	-27.6%	34.2	51.8	-33.9%	-33.6%
APME	20.8	21.7	-4.0%	-1.6%	28.5	21.7	31.2%	33.0%
Right Management	5.6	(1.9)	N/A	N/A	8.2	(5.6)	N/A	N/A
	152.3	197.8			152.5	170.5
Corporate expenses	(24.5)	(29.9)			(38.3)	(30.7)
Intangible asset amortization expense	(9.2)	(9.9)			(9.3)	(10.0)
Operating profit	118.6	158.0	-25.0%	-18.7%	104.9	129.8	-19.1%	-17.5%
Interest and other expenses	(10.1)	(11.0)			(10.1)	(10.4)
Earnings before income taxes	$108.5	$147.0			$94.8	$119.4

	Nine Months Ended September 30				Year Ended December 31
			% Variance				% Variance
			Amount	Constant			Amount	Constant
	2012	2011	Reported	Currency	2012	2011	Reported	Currency
	(Unaudited)				(Unaudited)
Revenues from Services:
Americas:
United States	$2,259.8	$2,371.4	-4.7%	-4.7%	$3,010.5	$3,137.3	-4.0%	-4.0%
Other Americas	1,180.0	1,122.3	5.1%	12.0%	1,585.4	1,512.1	4.8%	9.9%
	3,439.8	3,493.7	-1.5%	0.7%	4,595.9	4,649.4	-1.2%	0.5%
Southern Europe:
France	4,111.4	4,668.1	-11.9%	-3.0%	5,425.6	6,179.1	-12.2%	-4.6%
Italy	788.3	950.5	-17.1%	-9.0%	1,056.8	1,255.8	-15.8%	-8.9%
Other Southern Europe	574.5	580.6	-1.0%	8.5%	768.5	776.9	-1.1%	6.9%
	5,474.2	6,199.2	-11.7%	-2.9%	7,250.9	8,211.8	-11.7%	-4.2%
Northern Europe	4,286.7	4,618.5	-7.2%	-0.8%	5,773.9	6,159.4	-6.3%	-1.3%
APME	2,031.1	1,966.7	3.3%	3.7%	2,728.8	2,661.7	2.5%	3.1%
Right Management	243.6	243.9	-0.1%	2.4%	328.5	323.7	1.5%	3.4%
	$15,475.4	$16,522.0	-6.3%	-0.7%	$20,678.0	$22,006.0	-6.0%	-1.4%
Operating Unit Profit (Loss):
Americas:
United States	$39.1	$68.0	-42.5%	-42.5%	$60.8	$94.1	-35.4%	-35.4%
Other Americas	36.7	35.7	2.9%	8.4%	50.6	47.8	5.7%	9.1%
	75.8	103.7	-26.9%	-25.0%	111.4	141.9	-21.6%	-20.4%
Southern Europe:
France	93.9	127.6	-26.4%	-18.2%	129.6	169.4	-23.5%	-16.3%
Italy	36.5	54.4	-32.9%	-26.6%	45.4	74.1	-38.7%	-33.4%
Other Southern Europe	8.7	7.9	8.7%	19.0%	10.1	10.8	-6.8%	1.0%
	139.1	189.9	-26.8%	-19.0%	185.1	254.3	-27.2%	-20.6%
Northern Europe	125.6	160.8	-21.9%	-16.9%	159.8	212.6	-24.8%	-21.0%
APME	62.2	57.1	9.1%	9.9%	90.7	78.8	15.2%	16.2%
Right Management	5.2	4.2	23.2%	9.6%	13.4	(1.4)	N/A	N/A
	407.9	515.7			560.4	686.2
Corporate expenses	(73.7)	(92.4)			(112.0)	(123.1)
Intangible asset amortization expense	(27.4)	(28.9)			(36.7)	(38.9)
Operating profit	306.8	394.4	-22.2%	-16.1%	411.7	524.2	-21.5%	-16.5%
Interest and other expenses	(33.2)	(33.9)			(43.3)	(44.3)
Earnings before income taxes	$273.6	$360.5			$368.4	$479.9

	Year Ended December 31
			% Variance
			Amount	Constant
	2011	2010	Reported	Currency
	(Unaudited)
Revenues from Services:
Americas:
United States	$3,137.3	$2,783.4	12.7%	12.7%
Other Americas	1,512.1	1,265.5	19.5%	18.4%
	4,649.4	4,048.9	14.8%	14.5%
Southern Europe:
France	6,179.1	5,208.6	18.6%	12.6%
Italy	1,255.8	1,044.2	20.3%	14.2%
Other Southern Europe	776.9	698.9	11.2%	6.8%
	8,211.8	6,951.7	18.1%	12.3%
Northern Europe	6,159.4	5,344.1	15.3%	9.3%
APME	2,661.7	2,147.2	24.0%	14.2%
Right Management	323.7	374.6	-13.6%	-16.6%
	$22,006.0	$18,866.5	16.6%	11.6%
Operating Unit Profit (Loss):
Americas:
United States	$94.1	$42.8	119.8%	119.8%
Other Americas	47.8	36.5	31.2%	30.7%
	141.9	79.3	79.0%	78.8%
Southern Europe:
France	169.4	112.4	50.7%	42.0%
Italy	74.1	47.5	55.9%	47.2%
Other Southern Europe	10.8	7.2	51.5%	47.5%
	254.3	167.1	52.2%	43.7%
Northern Europe	212.6	150.2	41.5%	32.8%
APME	78.8	47.2	66.7%	54.8%
Right Management	(1.4)	3.5	N/A	N/A
	686.2	447.3
Corporate expenses	(123.1)	(101.2)
Goodwill and intangible asset impairment charges	-	(428.8)
Intangible asset amortization expense	(38.9)	(39.3)
Operating profit (loss)	524.2	(122.0)	N/A	N/A
Interest and other expenses	(44.3)	(43.2)
Earnings (loss) before income taxes	$479.9	$(165.2)